UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 26, 2018

ACTIVISION BLIZZARD, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15839	95-4803544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard,
Santa Monica, CA	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

(a)                                 On June 26, 2018, Activision Blizzard, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) in Santa Monica, California.

(b)                                 The following is a brief description of each matter voted on at the Annual Meeting and the manner with respect to which votes were cast with respect to each matter and the number of abstentions and “broker non-votes” with respect to each matter, other than Proposal No. 3, with respect to which there are no broker non-votes.

Proposal No. 1:  The following ten directors were elected to serve one-year terms and until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal.

	For	Against	Abstain	Broker Non-Votes
Reveta Bowers	611,281,517	1,986,627	224,654	49,925,203
Robert J. Corti	592,320,389	20,940,651	231,758	49,925,203
Hendrik Hartong III	605,149,543	8,106,794	236,461	49,925,203
Brian G. Kelly	605,151,695	7,445,786	895,317	49,925,203
Robert A. Kotick	609,494,266	3,760,667	237,865	49,925,203
Barry Meyer	610,118,197	3,136,354	238,247	49,925,203
Robert J. Morgado	585,100,486	28,156,927	235,385	49,925,203
Peter Nolan	609,978,730	3,279,983	234,085	49,925,203
Casey Wasserman	611,022,102	2,238,255	232,441	49,925,203
Elaine Wynn	453,057,809	160,202,521	232,468	49,925,203

Proposal No. 2:  A non-binding, advisory proposal on the compensation of the Company’s executive officers named in the “Summary Compensation Table” in the Company’s proxy statement for the Annual Meeting, as disclosed in that proxy statement pursuant to Item 402 of Regulation S-K, was approved.

For	Against	Abstain	Broker Non-Votes
562,358,530	48,065,259	3,069,009	49,925,203

Proposal No. 3:  The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018 was ratified.

For	Against	Abstain
648,735,125	14,332,479	350,397

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2018	ACTIVISION BLIZZARD, INC.

	By:	/s/ Chris B. Walther
Chris B. Walther
Chief Legal Officer